                                                         OMB APPROVAL
                                                     OMB Number: 3235-0060
                                                     Expires: March 31, 2006
                                                     Estimate average burden
                                                     hours per response... 2.64

                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2005

                           THE TOWN AND COUNTRY TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Maryland             001-12056          52-6613091
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission        (IRS Employer
  of incorporation)             File Number)    Identification No.)

 300 East Lombard Street, Baltimore, MD                                21202
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (410) 539-7600

      Not Applicable.
--------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      The following description of the Severance Agreements (the "Agreements") to be entered into by and between The Town and Country Trust (the "Company") and each of Harvey Schulweis, Thomas L. Brodie, Alan W. Lasker, W. Daniel Brown and William J. Fishell (the "Officers"), respectively, is qualified in its entirety by reference to the form of the Agreement, which is attached hereto and incorporated herein by reference.

      On February 2, 2005, the Compensation Committee of the Board of Trustees (the "Committee") of the Company authorized the Company to enter into a Severance Agreement with each of the Officers, effective as of February 2, 2005. Each Agreement will continue in effect until (a) December 31, 2007; or (b) the termination of the Officer's employment with the Company for any reason prior to the change in control; or (c) the end of a two-year period following a change in control and the fulfillment by the Company and the Officer of all obligations under the Agreement. On January 1, 2006 and on each January 1st thereafter, each Agreement will automatically extend for one additional year unless prior notice of non-extension is given.

      Each of the Agreements provides that upon a "Change in Control" of the Company (as defined in the Agreement) the Officer shall be entitled to receive his then-current base salary for the remainder of the term of the Agreement, as extended, together with any health, dental, life, disability or other benefits as he was then entitled to receive. In addition, upon a "Qualifying Termination" (as defined in the Agreement), the Agreement entitles the Officer to certain payments and benefits, including (i) a severance benefit equal to the sum of (a) a multiple of the Officer's then-current base salary plus (b) a multiple of the greater of the Officer's cash bonus for the fiscal year before termination or average cash bonus for the last three fiscal years before termination, plus (c) the value of the stock and equity-based compensation awards granted to the Officer in the fiscal year immediately preceeding the termination; (ii) a lump-sum cash amount equal to the pro rata portion of the Officer's expected annual bonus for the year of termination based on the bonus the Officer earned in the immediately preceeding fiscal year; (iii) full vesting and removal of all restrictions on any stock and equity-based compensation awards; (iv) certain tax gross-up payments; (v) certain automobile lease benefits, legal expense and tax preparation reimbursements, and (vi) any reasonable legal fees and expenses incurred by the Officer in disputing in good faith any issues relating to the termination, as well as the services of an accountant or attorney of the Officer's choice for assistance in enforcing the Agreement and preparing related tax returns. The applicable base salary and cash bonus multiplier for Messrs. Schulweis and Brodie is three (3), for Messrs. Lasker and Fishell is two (2), and for Mr. Brown is one and a half (1.5).

      Mr. Schulweis' Agreement will also provide that, upon certain terminations, he may elect to have his limited partnership interests in The TC Operating Limited Partnership ("TCOLP") redeemed by TCOLP in exchange for properties or portions thereof having a net fair market value equal to the fair market value of such limited partnership interests. None of the other Officers holds any interests in TCOLP.

      A copy of the form of Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of businesses acquired.

                  Not applicable.

      (b)   Pro forma financial information

                  Not applicable.

      (c)   Exhibits

                  The Exhibits to this Current Report are listed in the Exhibit Index on Page 3, which Exhibit Index is incorporated herein by this reference.

                                  EXHIBIT INDEX

Exhibit
  No.         Description
-------       -----------
10.1          Form of Severance Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE TOWN AND COUNTRY TRUST

                                           By: /s/ Alan W. Lasker
                                               ----------------------------
                                               Alan W. Lasker
                                               Senior Vice President
                                               and Chief Financial Officer

Dated: February 8, 2005